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[Logo]                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                       [PRODUCT NAME]
                         Retirement Products and Services [1-8##-###-####]
                         P.O. Box [###]  Boston, MA [#####] OR
                         One Copley Place   Boston, MA 02116
                         --------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  A        OWNER(S)/  Name *
                              ---------------------------------------------------------------------------------------------------
      PARTICIPANT(S)  Address
                              ---------------------------------------------------------------------------------------------------
                      City                                                         State                  Zip
                              ---------------------------------------------------        -----------------      -----------------
                      Date of Birth    /   /      Social Security Number         -       -          Gender   / / M    / / F
                                                                           ---------------------

                    * IF A TRUST IS DESIGNATED AS AN OWNER/PARTICIPANT, A VERIFICATION OF TRUST FORM OR TRUST
                    DOCUMENTS MUST ACCOMPANY THIS APPLICATION.
-----------------------------------------------------------------------------------------------------------------------------------
  B        ANNUITANT  / / Same as
                      Owner(s)/Participant(s),
                      or Name:
                                             ------------------------------------------------------------------------------------
                      Date of Birth    /   /      Social Security Number         -       -          Gender   / / M    / / F
                                                                           ---------------------
        CO-ANNUITANT  Name
                             ----------------------------------------------------------------------------------------------------
          (OPTIONAL)  Date of Birth    /   /      Social Security Number         -       -          Gender   / / M    / / F
                                                                           ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
  C            PLAN  / / Non-Qualified      / / CRT (CRT WAIVER MUST ACCOMPANY THIS APPLICATION)
          SELECTION                                             ----
                     / / IRA                / / IRA Transfer                                  / / IRA Rollover
                     / / Roth IRA
                     / / 403(b)             / / 403(b) Partial Transfer (BY CHECKING THIS BOX, OWNER/PARTICIPANT
                         Rollover/Transfer      CERTIFIES THAT THE FUNDS TRANSFERRED CONTINUE TO BE SUBJECT TO THE
                                                SAME OR MORE STRINGENT DISTRIBUTION RESTRICTIONS AS PRIOR TO THE
                                                TRANSFER.)

                     / / Qualified Plan -- TYPE                        Trustee
                                                ---------------                   --------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  D     BENEFICIARY                                   Name        Social Security Number     Date of Birth      Relationship to
        INFORMATION                                                                                                Owner/Participant
                      /X/ Primary                                          -    -                /   /
                                                  -------------    ----------------------    -------------     -----------------
                      / / Primary / / Contingent                           -    -                /   /
                                                  -------------    ----------------------    -------------     -----------------
                      / / Primary / / Contingent                           -    -                /   /
                                                  -------------    ----------------------    -------------     -----------------
                      / / Please check here if you are attaching additional Beneficiary information

                      BENEFICIARY DESIGNATIONS MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN. FOR NON-QUALIFIED
                      CONTRACTS, THE CONTRACT/CERTIFICATE MAY BE CONTINUED AFTER THE DEATH OF AN OWNER/PARTICIPANT IF THE
                      OWNER/PARTICIPANT'S SPOUSE IS THE BENEFICIARY; OTHERWISE, THE DEATH BENEFIT MUST BE DISTRIBUTED. UNLESS
                      SPECIFIED OTHERWISE, THE DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ALL PRIMARY BENEFICIARIES WHO SURVIVE
                      THE OWNER/PARTICIPANT. IF NO PRIMARY BENEFICIARY SURVIVES THE OWNER/PARTICIPANT, THE DEATH BENEFIT WILL BE
                      DIVIDED EQUALLY AMONG ANY CONTINGENT BENEFICIARIES WHO SURVIVE THE OWNER/PARTICIPANT.
-----------------------------------------------------------------------------------------------------------------------------------
  E  OPTIONAL DEATH
      BENEFIT RIDER   (SUBJECT TO STATE AVAILABILITY AND AGE RESTRICTIONS)

                      Optional Death Benefits may ONLY be chosen at time of application. Optional Death Benefits are offered as an enhancement to the basic Death Benefit described in the prospectus. IF AN OPTIONAL RIDER IS NOT ELECTED,
                      THE BASIC DEATH BENEFIT WILL BE PAID TO THE BENEFICIARY UPON THE DEATH OF AN OWNER/PARTICIPANT. Optional
                      Death Benefits cannot be chosen if an Owner/Participant is age 80 or older at the time of application. ONCE
                      ELECTED THIS OPTION MAY NOT BE CHANGED.

                                           Choose option(s) from EITHER Package I or Package II

                      PACKAGE I: select any one, any two or all three         PACKAGE II: select ONLY one
                        / /  Maximum Anniversary Account Value Benefit        / / Earnings Enhancement Rider (EEB) Plus
                        / /  Earnings Enhancement Rider (EEB)                 / / Earnings Enhancement Rider (EEB) Plus MAV
                        / /  5% Premium Roll-up Benefit                       / / Earnings Enhancement Rider (EEB) Plus 5%
                                                                              (THESE OPTIONAL DEATH BENEFITS MAY NOT BE COMBINED
                                                                              WITH ANY OTHER OPTIONAL DEATH BENEFIT.)
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  F         SPECIAL   (Transfer Company Information; Additional Beneficiaries; Annuity Commencement Date; Annuity Option election,
       INSTRUCTIONS   etc.)

                      ------------------------------------------------------------------------------------------------------------

                      ------------------------------------------------------------------------------------------------------------

                      ------------------------------------------------------------------------------------------------------------

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  G     REPLACEMENT   Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
                      company?  / / Yes    / / No

                      If YES, please explain in Section F, SPECIAL INSTRUCTIONS and request replacement information from your
                      Registered Representative.
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  H        PURCHASE   Please indicate how you would like your Purchase Payment allocated and use whole percentages. Your allocations
            PAYMENT   should Total 100%. This allocation will be used for future investments, unless otherwise specified.
         ALLOCATION

                      INITIAL PURCHASE PAYMENT  $                  Minimum initial purchase payment $10,000.
                                                 ----------------
                      Make check payable to SUN LIFE               (Please estimate dollar amount for 1035 exchanges, transfers,
                      OF CANADA (U.S.).                            rollovers, etc.)


RFF-APP-REV-1-01
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                         --------------------------------------------------
[Logo]                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                       [ PRODUCT NAME ]
                         Retirement Products and Services [1-8##-###-####]
                         P.O. Box [###]  Boston, MA [#####] OR
                         One Copley Place   Boston, MA 02116
                         --------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            SUB-ACCOUNTS
    [   P                                                                            _______%
                      -------%
        R                                                                            _______%
                      -------%
        O                                                                            _______%
                      -------%
        D                                                                            _______%
                      -------%
        U                                                                            _______%
                      -------%
        C                                                                            _______%
                      -------%
        T                                                                            _______%   ]
                      -------%
        N                                                                           APPLY 60-DAY RATE HOLD
                      -------%
        A                                                                           / /  Yes    / /  No
                      -------%
        M                                                                           ESTIMATED DOLLAR AMOUNT
                      -------%
        E   ]                                                                       $
                      -------%
                                                                                    ---------------------------------
                      -------%                                                      NOTE:  A RATE HOLD IS IRREVOCABLE
                                                                                    AND IS ONLY AVAILABLE FOR 1035
                      -------%                                                      EXCHANGES AND DIRECT TRUSTEE-
                                                                                    TO-TRUSTEE TRANSFERS.

----- --------------- -------------------------------------------------------------------------------------------
I         ACCEPTANCE  I hereby  represent that my answers to the questions on this  Application are correct and true to the best of my knowledge and belief.  ALL PAYMENTS AND VALUES PROVIDED BY THE
                      CONTRACT/CERTIFICATE WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE
                      VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS AND VALUES BASED ON THE FIXED
                      ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY
                      RESULT IN UPWARD AND DOWNWARD  ADJUSTMENTS IN AMOUNTS PAYABLE. I have read the applicable fraud warning for my state listed  below. I acknowledge receipt of current product and fund prospectuses.

                      ----------------------------------------------     ----------------------------------------
                      Owner/Participant Signature(s)                     Date

                      --------------------------------------------------------       ----------------------------
                      SIGNED AT                        City                           State

----- --------------- -------------------------------------------------------------------------------------------
   J      REGISTERED  Will this Contract/Certificate replace or change any existing life insurance or annuity
                      in this or any other company?  / / Yes    / / No
      REPRESENTATIVE  If YES, please explain in Section F, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.
                      Signature of Registered                   Registered Representative's
                      Representative                            Name (print)
                                               ----------------                               -----------------
                      Broker/Dealer                             Branch Office Address
                                               ----------------                               -----------------
                      Telephone Number                          City               State      Zip
                                               ----------------         ----------        ---      ------------
                                                                Broker/Dealer Account #
                                                                                        -----------------------

------------------------- ---------------------------------------------------------------------------------------
         FRAUD  WARNINGS
                               For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
                                   ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR
                                   OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM
                                   CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS, FOR THE PURPOSE OF
                                   MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A
                                   FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO
                                   CRIMINAL AND CIVIL PENALTIES.

                               For applicants in NEW JERSEY:
                                   ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR
                                   AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.
                               For applicants in the DISTRICT OF COLUMBIA
                                   "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR
                                   PURPOSES OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT
                                   AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION
                                   MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT."
                               For applicants in COLORADO:
                                   IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR
                                   INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO
                                   DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND
                                   CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY
                                   PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR
                                   CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE
                                   REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY
                                   AGENCIES.
                               For applicants in FLORIDA:
                                   ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES
                                   A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR
                                   MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
                                   AGENT'S FLORIDA LICENSE ID NUMBER:
                                                                     ---------------------------------------------------

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RFF-APP-REV-1-01